UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 August 15, 2003
                                 ---------------
                 Date of Report (Date of earliest event report)


                         CITIZENS FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

   KENTUCKY                     0-20148                   61-1187135
   --------                     -------                   ----------
   (State of          (Commission File Number)           (IRS Employer
    incorporation)                                        Identification Number)


                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 244-2420
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.               Financial Statements and Exhibits
                      (c) Exhibits (furnished pursuant to Item 12)

                      99.1 Earnings Press Release dated August 15, 2003.


ITEM 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

                      The registrant's earnings press release dated August 15, 2003, reporting its second quarter 2003 results of operation and financial condition, is attached hereto as
                      Exhibit 99.1 and incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K pursuant to the U.S. Securities and Exchange Commission's interim filing guidance as set forth in Release No. 33-8216.


                                                          SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Citizens Financial Corporation
                             Registrant


Date:          August 15, 2003                       /s/ Lane A. Hersman
     -------------------------------                 -------------------
                                                         Lane A. Hersman
                                              Executive Vice President and Chief
                                                        Operating Officer



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                                INDEX TO EXHIBITS

         Exhibit
          Number            Description
           99.1             Earnings Press Release dated August 15, 2003